TRAINER WORTHAM FUNDS

                      Supplement dated May 20, 2002
                  to Statement of Additional Information
                          dated November 1, 2001


    At a meeting held on April 30, 2002, the Board of Trustees approved the appointment of David P. Como as Chairman of the Board of Trustees and Chief Investment Officer. James F. Twaddell is now serving as Vice-Chairman of the Board. Joanne Pietrini-Smith has been elected President, Chief Executive Officer and Chief Administrative Officer. Christopher J. Brancazio was elected Vice President and Compliance Officer of the Trust.

    On page 9, the disclosure relating to Robert Vile in the section entitled "Management of the Trust - Trustees and Officers of the Trust" should be deleted. The following information should be added:


Christopher J.          Vice President    Compliance Officer of Trainer
Brancazio (10/28/65)    and Compliance    Wortham & Co., Inc. since
845 Third Avenue,       Officer of the    March 2002.  Compliance
6th Floor               Trust since       Officer of LF Capital
New York, NY  10022     April 2002       (investment management company)
                                         October 2001 to December 2001.
                                         Compliance Officer of Friends
                                        Ivory & Sime, Inc. (investment
                                        management company) from October
                                        1999 to October 2001. Compliance
                                        Officer of AIG Global Investment
                                       Group, July 1997 to October 1999.
                                       Internal Auditor at Prudential
                                       Financial, 1993 to 1997.






                INVESTORS SHOULD RETAIN THIS SUPPLEMENT
               WITH THE PROSPECTUS FOR FUTURE REFERENCE.